CERTIFICATION PURSUANT TO RULE 13A-14(A)/15D-14(A),
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew W. Towse, certify that:

1.    I have reviewed this Amendment No.1 to the Quarterly Report on Form 10-Q of NxStage Medical, Inc. for the period ended March 31, 2014 (this “report”); and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Matthew W. Towse
Matthew W. Towse

Senior Vice President and Chief Financial Officer
Date: August 15, 2014